UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2010

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in charter)

Bermuda	001-16017	98-0223493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street Hamilton HM 12, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 27, 2010, Orient-Express Hotels Ltd. (the “Company”) and Computershare Trust Company, N.A. (the “Rights Agent”) entered into Amendment No. 2 (“Amendment No. 2”) to the Rights Agreement dated as of June 1, 2000, as amended and restated as of April 12, 2007 and as further amended by Amendment No. 1 thereto dated as of December 10, 2007 (as so amended, the “Rights Agreement”), between the Company and the Rights Agent.  Amendment No. 2 (i) modifies the Final Expiration Date from June 1, 2010 to June 1, 2020, (ii) resets the initial Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right at $70 and (iii) makes certain other related changes.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is filed as Exhibit 4.3 to this Current Report and incorporated herein by reference.  All capitalized terms used in this Current Report without definition have the meanings ascribed to them in the Rights Agreement.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1
Rights Agreement dated as of June 1, 2000, and amended and restated as of April 12, 2007, between the Company and Computershare Trust Company, N.A., as rights agent, filed as Exhibit 1 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A dated April 23, 2007, for the Company’s preferred share purchase rights, and incorporated herein by reference.

4.2
Amendment No. 1 dated December 10, 2007 to amended and restated Rights Agreement, filed as Exhibit 4.2 to the Company’s Form 8-K Current Report on December 10, 2007 and incorporated herein by reference.

4.3	Amendment No. 2 dated as of May 27, 2010 to Amended and Restated Rights Agreement between the Company and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date:	May 27, 2010	By:	/s/ Edwin S. Hetherington
			Name:	Edwin S. Hetherington
			Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1
Rights Agreement dated as of June 1, 2000, and amended and restated as of April 12, 2007, between the Company and Computershare Trust Company, N.A., as rights agent, filed as Exhibit 1 to Amendment No. 1 to the Company’s Registration Statement on Form 8-A dated April 23, 2007, for the Company’s preferred share purchase rights, and incorporated herein by reference.

4.2
Amendment No. 1 dated December 10, 2007 to amended and restated Rights Agreement, filed as Exhibit 4.2 to the Company’s Form 8-K Current Report on December 10, 2007 and incorporated herein by reference.

4.3	Amendment No. 2 dated as of May 27, 2010 to Amended and Restated Rights Agreement between the Company and Computershare Trust Company, N.A., as Rights Agent.